NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED UNLESS THERE IS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS IN EFFECT COVERING THIS WARRANT OR SUCH SECURITIES, AS THE CASE MAY BE, OR THERE IS AVAILABLE AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

July 20, 2007
(“Original Issue Date”)

WARRANT TO PURCHASE COMMON STOCK
OF
THEATER XTREME ENTERTAINMENT GROUP, INC.

This is to certify that, for value received, Mr. Ricardo Salas, or his assignees (the “Holder”) is entitled to purchase, subject to the provisions of this Warrant and that certain Promissory Note (the “Note”) dated the date hereof, in the principal amount of $100,000 by and between, interalia, the Holder and Theater Xtreme Entertainment Group, Inc., a Delaware  corporation (the “Company”), from the Company that number of shares of Common Stock of the Company determined in accordance with Section (a).  Capitalized terms used and not defined herein shall have the meanings ascribed to them in the Note.

The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock may be adjusted from time to time as hereinafter set forth.  Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as “Warrant Shares,” and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the “Exercise Price.”

(a)           TERMS OF WARRANT.  This Warrant shall entitle the Holder to purchase that number of shares of Common Stock equal to the principal amount of the Note multiplied by the applicable Warrant Coverage Multiplier (as defined below).

(1)           For purposes of this Warrant, the “Warrant Coverage Multiplier” shall be 0.50.

(2)           The initial Exercise Price shall be $1.00 per share, subject to adjustment as provided herein (or deemed per share purchase price) of Common Stock.

(b)           EXERCISE OF WARRANT.

(1)           Subject to the provisions of Section (h) hereof, this Warrant may be exercised, in whole or in part at any time from the date of this Warrant until the fifth anniversary date of the date hereof (the “Termination Date”).

(2)           Upon exercise, the Exercise Price shall be paid by delivering a certified check, bank draft or wire transfer of immediately available funds to the order of the Company.  If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the shares purchasable thereunder.  Upon receipt by the Company of this Warrant at its office, or by the stock transfer agent of the Company, if any, at its office, in proper form for exercise and together with payment of the Exercise Price in the manner provided herein, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, provided, however, that if at the date of surrender of such Warrants and payment of such Exercise Price, the transfer books for the Common Stock shall be closed, the certificates for the shares in respect of which such Warrants are then exercised shall be issuable as of the date on which such books shall next be opened, and until such date the Company shall be under no duty to deliver any certificate for such shares and the Holder shall not be deemed to have become a holder of record of such shares.

(c)           RESERVATION OF SHARES.  The Company hereby agrees that at all times there shall be reserved for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of this Warrant.  The Company covenants and agrees that all shares of capital stock of the Company which may be issued upon the exercise of this Warrant will be duly authorized, validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof to the registered holder hereof.

   (d)           FRACTIONAL SHARES.  The Company shall not be required to issue fractions of shares on the exercise of Warrants.  If any fraction of a share would, except for the provisions of this Section, be issuable on the exercise of any Warrant, the Company will (1) if the fraction of a share otherwise issuable is equal to or less than one-half, round down and issue to the Holder only the largest whole number of shares of Common Stock to which the Holder is otherwise entitled, or (2) if the fraction of a share otherwise issuable is greater than one-half, round-up and issue to the Holder one additional share of Common Stock in addition to the largest whole number of shares of Common Stock to which the holder is otherwise entitled.

(e)           EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Subject to the provisions of Section (h), upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall be canceled.  If this Warrant should be assigned in part only, the Company shall, upon surrender of this Warrant in accordance with the procedures set forth in the preceding sentence, execute and deliver, in addition to the new Warrant described in the preceding sentence, a new Warrant evidencing the rights of the Holder to purchase the balance of the shares purchasable thereunder.  The term “Warrant” as used herein includes any Warrants into which this Warrant may be divided or exchanged.  Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of such indemnification as the Company may in its discretion impose, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.

(f)           RIGHTS OF THE HOLDER.  The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, until this Warrant is exercised, and then only in respect of the shares of Common Stock underlying the exercised Warrant, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

(g)           ANTI-DILUTION PROVISIONS.  The Exercise Price and the number and kind of securities purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time as hereinafter provided:

(1)           In case the Company shall issue Common Stock as a dividend upon Common Stock or in payment of a dividend thereon, shall subdivide the number of outstanding shares of its Common Stock into a greater number of shares or shall contract the number of outstanding shares of its Common Stock into a lesser number of shares, the Exercise Price then in effect shall be adjusted, effective at the close of business on the record date for the determination of stockholders entitled to receive such dividend or be subject to such subdivision or contraction, to the price (computed to the nearest cent) determined by dividing (A) the product obtained by multiplying the Exercise Price in effect immediately prior to the close of business on such record date by the number of shares of Common Stock outstanding prior to such dividend, subdivision or contraction, by (B) the sum of the number of shares of Common Stock outstanding immediately after such dividend, subdivision, or contraction.

(2)           If any capital reorganization or reclassification of the capital stock of the Company (other than as set forth in subsection (1) of this Section (g)), or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holder of each Warrant shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in the Warrant and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented by such Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented by such

Warrant had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interest of the Holder to the end that the provisions of the Warrant (including, without limitation, provisions for adjustment of the Exercise Price and of the number of shares issuable upon the exercise of Warrants) shall thereafter be applicable as nearly as may be practicable in relation to any shares of stock, securities, or assets thereafter deliverable upon exercise of Warrants.  The Company shall not effect any such consolidation, merger or sale unless prior to or simultaneously with the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume, by written instrument, the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase.

(3)           If the Company makes a distribution of its assets to the holders of its capital stock as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law, the Holder shall, upon its exercise, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, a sum equal to the amount of such assets as would have been payable to it as owner of that number of shares of Common Stock receivable by exercise or conversion of this Warrant had it been the Holder of record of such Common Stock on the record date for such distribution, or if no such record is taken, as of the date of such distribution, and an appropriate provision therefor shall be made a part of any such distribution.

(4)           Except for an Exempt Issuance, as defined below, if the Company at any time while this Warrant remains outstanding and unexpired shall issue any additional shares of common stock (otherwise than as provided in the foregoing subsections (1) and (2) of this Section (g)) at an aggregate price per share less, or for aggregate other consideration per share lower, than the Exercise Price, then upon such issuance the Exercise Price shall be reduced to a new Exercise Price equal to the aggregate price per share or the aggregate other consideration per share, as the case may be, received by the Company for the additional shares of common stock so issued and the number of shares issuable to Holder upon exercise of this Warrant shall be increased to the product of the number of shares issuable to Holder hereunder immediately prior to such issuance of additional shares of common stock multiplied by a fraction, the numerator of which is the former Exercise Price and the denominator of which is the new Exercise Price.. In the case of additional shares of common stock issued without consideration, the Exercise Price shall be reduced in amount and the number of shares issuable upon exercise of this Warrant shall be increased in amount so as to maintain for the Holder the right to acquire upon full exercise of this Warrant a number of shares of common stock which will give the Holder the same percentage interest in the common stock of the Company as the Holder had immediately preceding such issuance for the same aggregate consideration payable upon exercise of this Warrant.  No adjustment of the Exercise Price shall be made under this subsection (g)(4) upon the issuance of any additional shares of common stock which are issued pursuant to the exercise of any warrants, options or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible securities if any such adjustments shall previously have been made upon the issuance of any such warrants, options or other rights or upon the issuance of any convertible securities (or upon the issuance of any warrants, options or any rights therefor) pursuant to subsections (5) or (6) of this Section (g).

(5)           Except for options issued to employees and an Exempt Issuance, if the Company shall issue any warrants, options or other rights to subscribe for or purchase any Additional Shares of Capital Stock and the price per share for which Additional Shares of Capital Stock may at any time thereafter be issuable pursuant to such warrants, options or other rights shall be less than the Exercise Price per share of Common Stock hereunder, then upon such issuance the Exercise Price shall be adjusted as provided in subsection (4) of this Section (g) on the basis that the aggregate consideration for the Additional Shares of Capital Stock issuable pursuant to such warrants, options or other rights, shall be deemed to be the consideration received by the Company for the issuance of such warrants, options, or other rights plus the minimum consideration to be received by the Company for the issuance of Additional Shares of Capital Stock pursuant to such warrants, options, or other rights.

(6)           If the Company shall issue any securities (debt or equity) convertible into Additional Shares of Capital Stock and the consideration per share for which Additional Shares of Capital Stock may at any time thereafter be issuable pursuant to the terms of such convertible securities shall be less than the Exercise Price, then upon such issuance the Exercise Price shall be adjusted as provided in subsection (4) of this Section (g) on the basis that (i) the maximum number of Additional Shares of Capital Stock necessary to effect the conversion or exchange of all such convertible securities shall be deemed to have been issued as of the date of issuance of such convertible securities, and (ii) the aggregate consideration for such maximum number of Additional Shares of Capital Stock shall be deemed to be the consideration received by the Company for the issuance of the convertible securities plus the minimum consideration received by the Company for the issuance of such Additional Shares of Capital Stock pursuant to the terms of such convertible securities.  No adjustment of the Exercise Price shall be made under this subsection upon the issuance of any convertible securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to subsection (5) of this Section (g).

(7)           Except for an Exempt Issuance, to the extent that any Additional Shares of Capital Stock or any convertible securities (debt or equity) or any warrants, options or other rights to subscribe for or purchase any Additional Shares of Capital Stock shall be issued for a cash consideration, the consideration received by the Company therefor shall be deemed to be the amount of the cash received by the Company therefor, or, if such Additional Shares of Capital Stock or convertible securities (debt or equity) are offered by the Company for subscription, the subscription price, or, if such Additional Shares of Capital Stock or convertible securities (debt or equity) are sold to underwriters or dealers for public offering without a subscription offering, or through underwriters or dealers for public offering without a subscription offering, the initial public offering price, in any such case excluding any amounts paid or incurred by the Company for and in the underwriting of, or otherwise in connection with the issue thereof.  To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Company’s Board of Directors.  The consideration for any Additional Shares of

Capital Stock issuable pursuant to any warrants, options or other rights to subscribe for or purchase the same shall be the consideration received by the Company for issuing such warrants, options or other rights, plus the additional consideration payable to the Company upon the exercise of such warrants, options or other rights.  The consideration for any Additional Shares of Capital Stock issuable pursuant to the terms of any convertible securities (debt or equity) shall be the consideration paid or payable to the Company in respect of the subscription for or purchase of such convertible securities, plus the additional consideration, if any, payable to the Company upon the exercise of the right of conversion or exchange in such convertible securities.  In case of the issuance at any time of any Additional Shares of Capital Stock or convertible securities (debt or equity) in payment or satisfaction of any dividend upon any class of stock preferred as to dividends in a fixed amount, the Company shall be deemed to have received for such Additional Shares of Capital Stock or convertible securities a consideration equal to the amount of such dividend so paid or satisfied.

(8)           If after the date hereof the Company shall take any action affecting the Company’s capital stock, other than an action described in any of the foregoing subsections (1) through (6), inclusive, of this Section (g) which in the opinion of the Company’s Board of Directors would have a materially adverse effect upon the rights of the Holder to purchase the Warrant Shares, the Exercise Price shall be adjusted in such manner and at such time as the Board of Directors may in good faith determine to be equitable in the circumstances.

(9)           Upon each adjustment of the Exercise Price pursuant to subsections (1) through (8), inclusive, of this Section (g), the number of shares of Common Stock specified in each Warrant shall thereupon evidence the right to purchase that number of shares of Common Stock (calculated to the nearest hundredth of a share of Common Stock) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable immediately prior to such adjustment upon exercise of such Warrant and dividing the product so obtained by the Exercise Price in effect after such adjustment.

(10)           Omitted.

(11)           The Company may, at its sole option, retain the independent public accounting firm regularly retained by the Company, or another firm of independent public accountants of recognized standing selected by the Company’s Board of Directors, to make any computation required under this Section (g) and a certificate signed by such firm shall be conclusive evidence of any computation made under this Section (g).

(12)           Whenever the Company proposes to take any action that would require an adjustment to the Exercise Price or in the number or kind of securities issuable upon exercise of the Warrants, or both, as provided in this Section (g), the Company shall (i) as promptly as practical, but in any event at least fifteen (15) days prior to the applicable record (or determination) date with respect to such action or, if no record is to be taken, at least fifteen (15) days prior to the date on which such action is expected to become effective, deliver written notice of such action to the Holder hereof at its last address appearing on the books of the Company, (ii) upon the effectiveness of such adjustment promptly file in the custody of its

Secretary or Assistant Secretary a certificate signed by the Chairman of the Board or the President or a Vice President of the Company and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, setting forth the facts requiring such adjustment and the number and kind of securities issuable upon exercise of each Warrant after such adjustment; and (iii) cause a notice stating that such adjustment has been effected and stating the Exercise Price then in effect and the number and kind of securities issuable upon exercise of each Warrant to be sent to each registered holder of a Warrant.

(13)           The Board of Directors of the Company may, in its sole discretion, (a) reduce the Exercise Price of each Warrant, (b) increase the number of shares of Common Stock issuable upon exercise of each Warrant and/or (c) provide for the issuance of other securities (in addition to the shares of Common Stock otherwise issuable upon exercise of the Warrant) upon exercise of each Warrant.

(14)           “Exempt Issuance” shall means the issuance of (i) shares of Common Stock or options to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established, (ii) any other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of the Note, provided that such securities have not been amended since the date of the Note to increase the number of such securities or to decrease the exercise, exchange or conversion price of such securities, and (iii) securities issued (A) pursuant to a merger or acquisition of all or substantially all of the capital stock or assets of another person or entity or (B) in exchange for services or goods which exchange has been approved by a majority of the disinterested directors of the Company.

(h)           TRANSFER TO COMPLY WITH THE SECURITIES ACT OF 1933 AND OTHER APPLICABLE SECURITIES LAWS.  This Warrant or the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may not be sold or otherwise disposed of unless this Warrant or the Warrant Shares or such other security may be legally transferred without violating the Securities Act of 1933 and any other applicable securities law and then only against receipt of an agreement of the transferee to comply with the provisions of this Section (h) with respect to any resale or other disposition of such securities.

(i)           No Impairment.  The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

(j)           Amendment and Waiver by Majority of the Holders.  The Warrants, including this Warrant, may be amended, modified or supplemented, and waiver or consents to departures from the provisions of the Warrants may be given, if the Company and the holders of Warrants exercisable for a majority of the Warrant Shares for which all Warrants are exercisable consent to the amendment; provided, however, that no term of this Warrant may be amended or waived in such a way as to selectively affect the Holder to the exclusion of the other Warrant holders without the written consent of the Holder.  Such consent may be effected by any available legal means, including without limitation at a meeting, by written consent or otherwise.  Any such amendment or waiver shall apply to and be binding upon the Holder of this Warrant, upon each future holder of this Warrant and upon the Company, whether or not this Warrant shall have been marked to indicate such amendment or waiver.  No such amendment or waiver shall extend to or affect any obligation not expressly amended or waived or impair any right consequent thereon.

(k)           Amendment and Waiver by Holder.  Notwithstanding anything to the contrary set forth herein, the provisions of this Warrant may be amended, modified or supplemented, and waiver or consents to departures from the provisions hereof may be given, upon the written agreement of the Company and the Holder.  Neither the failure nor any delay in exercising any right, power or privilege under this Warrant will operate as a waiver of such right, power or privilege and no single or partial exercise of any such right, power or privilege by Holder will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege.

[Execution page follows]

THEATER XTREME ENTERTAINMENT GROUP, INC.

By: /s/ James J. Vincenzo
Name: James J. Vincenzo
Title: CFO

PURCHASE FORM

Dated________, 20__

The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing _______ shares of Common Stock and hereby makes payment of ________ in payment of the Exercise Price thereof.

_______________

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name________________________________________________________________________
(Please typewrite or print in block letters.)

Address_______________________________________________________________________

______________________________________________________________________________

Signature______________________________________________________________________

______________

ASSIGNMENT FORM

FOR VALUE RECEIVED,___________________________________________
hereby sells, assigns and transfers unto

Name________________________________________________________________________
(Please typewrite or print in block letters)

Address_______________________________________________________________________

______________________________________________________________________________

The right to purchase Common Stock represented by this Warrant to the extent of ___________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint
___________________, Attorney, to transfer the on the books of the Company with full power of substitution in the premises.

Date____________, 20__

Signature_________________________